Exhibit 99.1

OTTAWA, November 3, 2016

Mitel Reports September Quarter Results

•	GAAP Revenues of $279.8 million

•	GAAP Gross Margins increased 50 basis points year-over-year to 53.0%

Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in real-time business, cloud and mobile communications, today announced financial results for the third quarter ended September 30, 2016.

“In Q3 the Mitel team delivered a solid performance reporting GAAP EPS of $0.20 and non-GAAP EPS of $0.12,” said Richard McBee, Mitel’s Chief Executive Officer. “In a highly competitive and rapidly changing landscape, Mitel continued to win new enterprise accounts in premise and cloud, and earned global industry recognition including the Frost & Sullivan Competitive Strategy Innovation and Leadership Award for cloud services. With a clear migration path for customers, a series of new product offerings now in market, and a strong pipeline, we are well-positioned moving into what is typically our strongest quarter of the year.”

Financial Highlights

in millions (except per share data)	Q3 2016	Q3 2015
		Historical Currency	Constant Currency[1]
GAAP Revenues	$279.8	$290.7	$285.8
GAAP Net Income (Loss)	$25.1	$(8.1)	$(9.2)
GAAP EPS	$0.20	$(0.07)	$(0.08)

in millions (except per share data)	Q3 2016	Q3 2015
		Historical Currency	Constant Currency[1]
Non-GAAP Revenues[2]	$279.8	$293.7	$288.8
Non-GAAP Net Income[3]	$15.0	$15.2	$14.1
Non-GAAP EPS[3]	$0.12	$0.12	$0.11
Adjusted EBITDA[4]	$34.5	$34.9	$33.8

1 – Constant currency estimates for Q3-2015 assumes the same foreign currency exchange rates as in Q3-2016.

2 – Revenues exclude the effect of purchase price accounting adjustments. For a Reconciliation of Non-GAAP revenues to GAAP revenues, please refer to the segmented information in this release. See “Non-GAAP Financial Measures” below.

3 – For a Reconciliation of Non-GAAP Net Income to Net Income (Loss), please refer to the tables at the end of this release. See “Non-GAAP Financial Measurements” below.

4 – Adjusted EBITDA is defined as Net Income (Loss), adjusted for items as noted in the table included in this press release “Reconciliation of Net Income (Loss) to Adjusted EBITDA”. See “Non-GAAP Financial Measurements” below.

Business Highlights

Enterprise

◾	Significant new contract award for 60,000 private cloud users from a major German automobile manufacturer. Deployment is scheduled to begin in the fourth quarter of this year.

◾	Introduced the new Mitel 6900 series sets with high resolution touch screen display designed for seamless smartphone and desk phone integration, featuring bluetooth sync for automatic handoff from smartphone to desk phone, shared access to contacts across devices and WiFi connectivity.

Cloud

◾	Recurring cloud seats grew by 43,000 during the quarter, up from 31,000 seats added during Q2-2016, and now stand at 494,000 seats.

◾	Bouygues Telecom, a leading enterprise carrier in France, chose Mitel UCaaS solutions to market to their more than two million professional and corporate users.

◾	A major European government customer chose to migrate 40,000 seats through a Mitel Cloud enabled service provider.

◾	Received the Frost & Sullivan Competitive Strategy Innovation and Leadership Award for cloud services in North America and Europe.

Mobile

◾	Solid year-over-year gross margin improvement of 300 bps.

◾	A large Tier 1 wireless carrier in North America has selected Mitel to supply and deploy their Network Functions Virtualization (NFV)-based Converged IP Messaging (CPM) solution, which empowers 2G, 3G and LTE operators to transform their messaging core and deliver messaging over an IP network.

Business Outlook

Mitel has set the following financial performance guidance for the quarter ending December 31, 2016. Revenues and Gross Margin % exclude the effect of purchase accounting adjustments.

GAAP Revenues GAAP Gross Margin % Adjusted EBITDA % Non-GAAP Net Income Diluted Share count	Q4-2016 Guidance $310 million to $330 million 54.5% to 56.5% 15.0% to 18.0% 8.0% to 11.0% 126,000,000

A reconciliation between the Business Outlook for Q4-2016 on a GAAP and non-GAAP basis is provided in the table entitled “GAAP and non-GAAP Business Outlook for Q4-2016” located in the tables at the end of this release.

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the third quarter ended September 30, 2016. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. The live webcast will be accessible on Mitel’s investor relations website at www.mitel.com. It will be archived and available on this site for replay on Thursday, November 3, 2016 after 12:00 p.m. ET. We have also provided a slide deck to help illustrate our financial results. It has been posted on www.mitel.com. Our Form 10-Q is expected to be filed with the SEC by end of day on Thursday, November 3, 2016 and will include our complete financial results for the September 2016 quarter.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, non-GAAP EPS (earning per share), non-GAAP revenues and non-GAAP gross margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Mitel completed the acquisition of Mavenir Systems Inc. on April 29, 2015. “As reported” results in this release and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but generally adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to this release as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the anticipated size of the markets and continued demand for Mitel products and services; access to available financing on a timely basis and on reasonable terms; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities on February 29, 2016 and November 3, 2016, respectively. Forward-looking statements speak only as of the date they are made.

Except as required by law, Mitel has no intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

A global market leader in enterprise and mobile communications powering more than 2 billion business connections and 2 billion mobile subscribers every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and mobile carriers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries, and 130 mobile service providers including 15 of the top 20 mobile carriers in the world. That makes us unique, and the only company able to provide a bridge between enterprise and mobile customers. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Contact Information

Media and Industry Analysts – Americas Amy MacLeod 613-691-3317 amy.macleod@mitel.com	Media – EMEA/AP Duncan Miller +44 (0) 1291 612 646 duncan.miller@mitel.com

Investors

Michael McCarthy

469-574-8134

michael.mccarthy@mitel.com

	CY15	CY15	CY15	CY15	CY16	CY16	CY16
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Total Cloud Seats	1,375,635	1,611,172	1,763,857	1,929,882	2,194,040	2,468,791	2,654,978
Recurring Cloud Seats	304,956	329,620	370,093	401,737	419,766	450,856	494,302
Retail Cloud Monthly ARPU	$50	$49	$49	$49	$50	$50	$47
Retail Cloud Avg Seats per Customer	$39	$38	$39	$39	$37	$37	$37
Retail Cloud Monthly Customer Churn	0.8%	0.7%	0.9%	0.7%	0.6%	0.7%	0.7%

MITEL NETWORKS CORPORATION

SUMMARY CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$73.3	$91.6
Accounts receivable	250.0	290.2
Sales-type lease receivables	10.0	12.6
Inventories	95.3	92.8
Other current assets	92.2	75.4

	520.8	562.6
Non-current portion of sales-type lease receivables	16.6	17.0
Deferred tax asset	164.5	159.4
Property and equipment	53.6	54.7
Identifiable intangible assets	334.0	389.9
Goodwill	658.6	658.6
Other non-current assets	11.9	10.5

	$1,760.0	$1,852.7

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$237.6	$249.4
Current portion of deferred revenue	101.8	112.3
Current portion of long-term debt	17.8	11.7

	357.2	373.4
Long-term debt	568.8	633.6
Long-term portion of deferred revenue	37.2	40.1
Deferred tax liability	17.9	28.2
Pension liability	190.3	126.6
Other non-current liabilities	31.7	35.8

	1,203.1	1,237.7
Shareholders’ equity	556.9	615.0

	$1,760.0	$1,852.7

MITEL NETWORKS CORPORATION

SUMMARY STATEMENT OF OPERATIONS INFORMATION

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2016 (US GAAP, except as indicated otherwise)	As Reported Quarter Ended September 30, 2015 (US GAAP, except as indicated otherwise)
Non-GAAP Revenues	$279.8	$293.7
Less: Purchase accounting revenue adjustments	—	(3.0)

Total Revenues	279.8	290.7

Non-GAAP Cost of Revenues	131.5	139.2
Less: Purchase accounting cost of revenue adjustments	—	(1.2)

Total Cost of revenues	131.5	138.0

Non-GAAP Gross Margin	148.3	154.5
Less: Purchase accounting gross margin adjustments	—	(1.8)

Total Gross margin	148.3	152.7

Expenses (income):
Selling, general and administrative	90.4	94.7
Research and development	34.4	35.4
Special charges and restructuring costs	22.5	10.3
Amortization of acquisition-related intangible assets	19.6	22.3
Income from termination fee received	(60.0)	—

	106.9	162.7

Operating income (loss)	41.4	(10.0)
Interest expense	(9.4)	(9.6)
Debt retirement and other debt costs	(0.4)	(0.5)
Other income (expense)	1.4	(0.5)

Income (loss) from operations, before income taxes	33.0	(20.6)
Current income tax recovery (expense)	1.2	0.6
Deferred income tax recovery (expense)	(9.1)	11.9

Net income (loss)	$25.1	$(8.1)

Non-GAAP measures:
Adjusted EBITDA	$34.5	$34.9
Non-GAAP net income	$15.0	$15.2

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

MITEL NETWORKS CORPORATION

SUMMARY STATEMENT OF OPERATIONS INFORMATION

(in millions of US dollars)

(unaudited)

	As Reported Nine Months Ended September 30, 2016 (US GAAP, except as indicated otherwise)	As Reported Nine Months Ended September 30, 2015 (US GAAP, except as indicated otherwise)	Proforma Nine Months Ended September 30, 2015
Non-GAAP Revenues	$864.3	$834.9	$869.2
Less: Purchase accounting revenue adjustments	(1.2)	(19.2)	(21.5)

Total Revenues	863.1	815.7	847.7

Non-GAAP Cost of Revenues	394.8	392.6	411.2
Less: Purchase accounting cost of revenue adjustments	—	(9.7)	(9.7)

Total Cost of revenues	394.8	382.9	401.5

Non-GAAP Gross Margin	469.5	442.3	458.0
Less: Purchase accounting gross margin adjustments	(1.2)	(9.5)	(11.8)

Total Gross margin	468.3	432.8	446.2

Expenses (income):
Selling, general and administrative	284.0	268.1	294.1
Research and development	111.8	96.3	111.1
Special charges and restructuring costs	63.6	37.6	54.3
Amortization of acquisition-related intangible assets	56.6	55.8	66.3
Income from termination fee received	(60.0)	—	—

	456.0	457.8	525.8

Operating income (loss)	12.3	(25.0)	(79.6)
Interest expense	(29.2)	(22.0)	(22.6)
Debt retirement and other debt costs	(2.1)	(9.6)	(10.2)
Other income	2.1	20.0	17.9

Loss from operations, before income taxes	(16.9)	(36.6)	(94.5)
Current income tax recovery (expense)	(2.0)	(5.4)	(6.6)
Deferred income tax recovery (expense)	10.8	27.6	27.6

Net loss	$(8.1)	$(14.4)	$(73.5)

Non-GAAP measures:
Adjusted EBITDA	$106.0	$105.9	$85.0
Non-GAAP net income	$46.1	$53.1	$34.6

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2016	As Reported Quarter Ended September 30, 2015
Cash provided by (used in):
Net cash provided by (used in) operating activities	$29.7	$17.3
Net cash provided by (used in) investing activities	(4.6)	(3.9)
Net cash provided by (used in) financing activities	(12.9)	(5.5)
Effect of exchange rate changes on cash balances	(0.1)	(1.0)

Net increase (decrease) in cash and cash equivalents	12.1	6.9
Cash and cash equivalents, beginning of period	61.2	76.0

Cash and cash equivalents, end of period	$73.3	$82.9

Additional information on capital expenditures:
Capital expenditures acquired with cash	$4.6	$3.9
Capital expenditures financed through capital leases	3.0	0.8

Total capital expenditures	$7.6	$4.7

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Nine Months Ended September 30, 2016	As Reported Nine Months Ended September 30, 2015
Cash provided by (used in):
Net cash provided by (used in) operating activities	$62.5	$36.5
Net cash provided by (used in) investing activities	(11.9)	(354.9)
Net cash provided by (used in) financing activities	(67.8)	293.5
Effect of exchange rate changes on cash balances	(1.1)	(3.5)

Net increase (decrease) in cash and cash equivalents	(18.3)	(28.4)
Cash and cash equivalents, beginning of period	91.6	111.3

Cash and cash equivalents, end of period	$73.3	$82.9

Additional information on capital expenditures:
Capital expenditures acquired with cash	$11.9	$11.2
Capital expenditures financed through capital leases	6.9	2.6

Total capital expenditures	$18.8	$13.8

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2016 (US GAAP, except as indicated otherwise)
	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$123.4	$13.8	$30.2	$167.4
Recurring	47.5	30.5	9.5	87.5
Services	18.8	0.5	5.6	24.9

Non-GAAP Revenues	189.7	44.8	45.3	279.8
Purchase accounting adjustments	—	—	—	—

Total revenues	$189.7	$44.8	$45.3	$279.8

Gross margin
Product	$67.7	$8.3	$17.0	$93.0
Recurring	28.7	15.4	3.8	47.9
Services	4.5	0.1	2.8	7.4

Non-GAAP Gross Margin	100.9	23.8	23.6	148.3
Purchase accounting adjustments	—	—	—	—

Total gross margin	$100.9	$23.8	$23.6	$148.3

Selling, General and Administrative	$63.4	$16.0	$11.0	$90.4
Research and Development	16.7	6.3	11.4	34.4
Other income	(0.2)	—	(0.1)	(0.3)

Segment income	$21.0	$1.5	$1.3	$23.8

Other information
Depreciation and amortization	$3.5	$0.9	$2.0	$6.4
Stock-based compensation	$3.0	$0.5	$0.8	$4.3
Adjusted EBITDA	$27.5	$2.9	$4.1	$34.5

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	As Reported Nine Months Ended September 30, 2016 (US GAAP, except as indicated otherwise)
	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$380.2	$45.6	$92.5	$518.3
Recurring	143.8	89.6	27.7	261.1
Services	67.3	1.3	16.3	84.9

Non-GAAP Revenues	591.3	136.5	136.5	864.3
Purchase accounting adjustments	—	—	(1.2)	(1.2)

Total revenues	$591.3	$136.5	$135.3	$863.1

Gross margin
Product	$213.0	$27.8	$57.1	$297.9
Recurring	85.9	44.1	12.4	142.4
Services	20.6	0.3	8.3	29.2

Non-GAAP Gross Margin	319.5	72.2	77.8	469.5
Purchase accounting adjustments	—	—	(1.2)	(1.2)

Total gross margin	$319.5	$72.2	$76.6	$468.3

Selling, General and Administrative	$199.2	$47.5	$37.3	$284.0
Research and Development	55.2	19.5	37.1	111.8
Other income	(0.4)	(0.1)	(0.1)	(0.6)

Segment income	$65.5	$5.3	$2.3	$73.1

Other information
Depreciation and amortization	$11.0	$2.5	$5.7	$19.2
Stock-based compensation	$8.7	$1.5	$2.3	$12.5
Adjusted EBITDA	$85.2	$9.3	$11.5	$106.0

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2015 (US GAAP, except as indicated otherwise)
	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$141.9	$11.8	$24.7	$178.4
Recurring	47.5	28.1	9.7	85.3
Services	19.3	0.5	10.2	30.0

Non-GAAP Revenues	208.7	40.4	44.6	293.7
Purchase accounting adjustments	(0.8)	—	(2.2)	(3.0)

Total revenues	$207.9	$40.4	$42.4	$290.7

Gross margin
Product	$78.5	$6.6	$12.1	$97.2
Recurring	27.9	13.3	5.6	46.8
Services	6.2	0.2	4.1	10.5

Non-GAAP Gross Margin	112.6	20.1	21.8	154.5
Purchase accounting adjustments	(0.8)	—	(1.0)	(1.8)

Total gross margin	$111.8	$20.1	$20.8	$152.7

Selling, General and Administrative	$67.8	$13.8	$13.1	$94.7
Research and Development	19.0	5.2	11.2	35.4
Other income	(0.3)	—	(0.1)	(0.4)

Segment income (loss)	$25.3	$1.1	$(3.4)	$23.0

Other information
Depreciation and amortization	$4.0	$0.8	$1.5	$6.3
Stock-based compensation	$2.8	$0.4	$0.6	$3.8
Adjusted EBITDA	$32.9	$2.3	$(0.3)	$34.9

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	As Reported Nine Months Ended September 30, 2015 (US GAAP, except as indicated otherwise)				Proforma Nine Months Ended September 30, 2015
	Enterprise segment	Cloud segment	Mobile segment	Total	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$434.0	$33.8	$47.8	$515.6	$434.0	$33.8	$62.6	$530.4
Recurring	143.7	76.7	16.1	236.5	143.7	76.7	28.9	249.3
Services	61.3	1.7	19.8	82.8	61.3	1.7	26.5	89.5

Non-GAAP Revenues	639.0	112.2	83.7	834.9	639.0	112.2	118.0	869.2
Purchase accounting adjustments	(2.4)	—	(16.8)	(19.2)	(2.4)	—	(19.1)	(21.5)

Total revenues	$636.6	$112.2	$66.9	$815.7	$636.6	$112.2	$98.9	$847.7

Gross margin
Product	$242.6	$18.3	$24.0	$284.9	$242.6	$18.3	$34.9	$295.8
Recurring	81.7	36.4	8.2	126.3	81.7	36.4	13.6	131.7
Services	20.4	0.9	9.8	31.1	20.4	0.9	9.2	30.5

Non-GAAP Gross Margin	344.7	55.6	42.0	442.3	344.7	55.6	57.7	458.0
Purchase accounting adjustments	(2.4)	—	(7.1)	(9.5)	(2.4)	—	(9.4)	(11.8)

Total gross margin	$342.3	$55.6	$34.9	$432.8	$342.3	$55.6	$48.3	$446.2

Selling, General and Administrative	$205.7	$40.3	$22.1	$268.1	$205.7	$40.3	$48.1	$294.1
Research and Development	61.2	16.2	18.9	96.3	61.2	16.2	33.7	111.1
Other income	(1.2)	(0.2)	(0.1)	(1.5)	(1.2)	(0.2)	(0.1)	(1.5)

Segment income (loss)	$76.6	$(0.7)	$(6.0)	$69.9	$76.6	$(0.7)	$(33.4)	$42.5

Other information
Depreciation and amortization	$12.9	$2.2	$2.5	$17.6	$12.9	$2.2	$4.0	$19.1
Stock-based compensation	$6.8	$1.1	$1.0	$8.9	$6.8	$1.1	$3.7	$11.6
Adjusted EBITDA	$98.7	$2.6	$4.6	$105.9	$98.7	$2.6	$(16.3)	$85.0

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended September 30, 2016 (US GAAP, except Adjusted EBITDA)	As Reported Quarter Ended September 30, 2015 (US GAAP, except Adjusted EBITDA)
Net income (loss)	$25.1	$(8.1)
Adjustments:
Interest expense	9.4	9.6
Income tax expense (recovery)	7.9	(12.5)
Amortization and depreciation	26.0	28.6
Foreign exchange loss (gain)	(1.1)	0.9
Special charges and restructuring costs	22.5	10.3
Income from termination fee received	(60.0)	—
Stock-based compensation	4.3	3.8
Debt retirement and other debt costs	0.4	0.5
Purchase accounting adjustments	—	1.8

Adjusted EBITDA	$34.5	$34.9

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	As Reported Nine Months Ended September 30, 2016 (US GAAP, except Adjusted EBITDA)	As Reported Nine Months Ended September 30, 2015 (US GAAP, except Adjusted EBITDA)	Proforma Nine Months Ended September 30, 2015
Net loss	$(8.1)	$(14.4)	$(73.5)
Adjustments:
Interest expense	29.2	22.0	22.6
Income tax expense (recovery)	(8.8)	(22.2)	(21.0)
Amortization and depreciation	75.8	73.4	85.4
Foreign exchange gain	(1.5)	(18.5)	(16.4)
Special charges and restructuring costs	63.6	37.6	54.3
Income from termination fee received	(60.0)	—	—
Stock-based compensation	12.5	8.9	11.6
Debt retirement and other debt costs	2.1	9.6	10.2
Purchase accounting adjustments	1.2	9.5	11.8

Adjusted EBITDA	$106.0	$105.9	$85.0

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	As Reported Quarter Ended September 30, 2016 (US GAAP, except as indicated otherwise)	As Reported Quarter Ended September 30, 2015 (US GAAP, except as indicated otherwise)
Net income (loss)	$25.1	$(8.1)
Income tax expense (recovery)	7.9	(12.5)

Net income (loss), before income taxes	33.0	(20.6)

Adjustments:
Foreign exchange loss (gain)	(1.1)	0.9
Special charges and restructuring costs	22.5	10.3
Income from termination fee received	(60.0)	—
Stock-based compensation	4.3	3.8
Amortization of acquisition-related intangibles assets	19.6	22.3
Debt retirement and other debt costs	0.4	0.5
Purchase accounting adjustments	—	1.8

Non-GAAP net income, before income taxes	18.7	19.0
Non-GAAP tax expense(1)	(3.7)	(3.8)

Non-GAAP net income	$15.0	$15.2

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.12	$0.12
Non-GAAP weighted-average number of common shares outstanding (in millions):	125.9	124.1

(1)	Non-GAAP tax expense is based on an effective tax rate of 20%.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	As Reported Nine Months Ended September 30, 2016 (US GAAP, except as indicated otherwise)	As Reported Nine Months Ended September 30, 2015 (US GAAP, except as indicated otherwise)	Proforma Nine Months Ended September 30, 2015
Net loss	$(8.1)	$(14.4)	$(73.5)
Income tax expense (recovery)	(8.8)	(22.2)	(21.0)

Net loss, before income taxes	(16.9)	(36.6)	(94.5)

Adjustments:
Foreign exchange gain	(1.5)	(18.5)	(16.4)
Special charges and restructuring costs	63.6	37.6	54.3
Income from termination fee received	(60.0)	—	—
Stock-based compensation	12.5	8.9	11.6
Amortization of acquisition-related intangibles assets	56.6	55.8	66.3
Debt retirement and other debt costs	2.1	9.6	10.2
Purchase accounting adjustments	1.2	9.5	11.8

Non-GAAP net income, before income taxes	57.6	66.3	43.3
Non-GAAP tax expense(1)	(11.5)	(13.2)	(8.7)

Non-GAAP net income	$46.1	$53.1	$34.6

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.37	$0.46	$0.28
Non-GAAP weighted-average number of common shares outstanding (in millions):	125.5	115.7	124.5

(1)	Non-GAAP tax expense is based on an effective tax rate of 20%.

MITEL NETWORKS CORPORATION

Reconciliation of Guidance

Non-GAAP Net Income and Adjusted EBITDA to GAAP Net Income (Loss), before income taxes

(in millions of US dollars)

(unaudited)

	As a percentage of Revenue
Non-GAAP net income	8% - 11%
Non-GAAP tax expense(1)	(2%) - (3%	)

Non-GAAP net income, before income taxes	10% - 13%
Adjustments(2):
Special charges and restructuring costs(3)	5% - 6%
Stock-based compensation	1%
Amortization of acquisition-related intangibles assets	6%

Net income (loss), before income taxes(4)	(3%) - 1%

Adjusted EBITDA	15% - 18%
Adjustments(2):
Interest expense	3%
Amortization and depreciation	8%
Special charges and restructuring costs(3)	5% - 6%
Stock-based compensation	1%

Net income (loss), before income taxes(4)	(3%) - 1%

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 20%.
(2)	Adjustments for foreign exchange, purchase accounting adjustments and debt retirement costs are not available without unreasonable efforts and are excluded from the reconciliation due to the high variability, complexity and low visibility. We expect the adjustments to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
(3)	The amount and timing of special charges and restructuring costs depend on several factors, including future revenue levels, opportunities for operating efficiencies, and the size and timing of acquisition activities. As a result, we expect the charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
(4)	The guidance reconciliations above reconcile to GAAP net income (loss), before income taxes, as opposed to GAAP net income (loss), because income tax expense (recovery) guidance is not available without unreasonable efforts due to the high variability, complexity and low visibility of the Company’s quarterly income tax provision. We expect income tax expense (recovery) to have a significant, and potentially unpredictable, impact on our future GAAP financial results.